Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of GSE Systems, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, John V. Moran, Chief Executive Officer of the Company, and Jeffery G. Hough, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 12, 2008	/s/ John V. Moran	/s/ Jeffery G. Hough
	John V. Moran	Jeffery G. Hough
	Chief Executive Officer	Senior Vice President and Chief
Financial Officer